SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported): December 6, 2007

                                    MBIA INC.
                   (Exact name of registrant as specified in its charter)

       Connecticut                  1-9583                   06-1185706
     (State or other        (Commission File Number)        (IRS Employer
     jurisdiction of                                      Identification No.)
     incorporation)

      113 King Street,
      Armonk, New York                                           10504
(Addresses of principal                                        (Zip Code)
executive offices)

               Registrant's telephone number, including area code:
                                  914-273-4545

                                 Not Applicable
               (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

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Item 8.01.  OTHER EVENTS.

The following information, including the Exhibit to this Form 8-K, is being filed pursuant to Item 8.01 - Other Events of Form 8-K.

As MBIA Inc. ("MBIA" or the "Company") disclosed in its Quarterly Report on Form 10-Q for the period ended September 30, 2007, Moody's Investors Service ("Moody's") and Fitch Ratings Ltd. ("Fitch") announced in early November 2007 that they would assess the impact of the continuing deterioration in the residential mortgage-backed securities market on their ratings of financial guarantors, including MBIA.

On December 5, 2007, Moody's published a comment intended to update the market about Moody's analytic work as well as to offer additional detail about the methods and process underlying their assessment of the continuing deterioration in the residential mortgage-backed securities market on their ratings of financial guarantors, including MBIA. In its comment, Moody's indicated three factors that would largely determine whether Moody's takes rating actions on those financial guaranty insurers most exposed to deterioration in the mortgage markets: (1) current capital adequacy - whether the guarantor meets Moody's capital adequacy benchmarks for its rating; (2) prospective capital adequacy - whether the guarantor will meet Moody's capital adequacy benchmarks in the near and medium term, and (3) strength of franchise and business model - whether the guarantor will be able to access, going forward, attractive business opportunities consistent with its rating level. Moody's announced that its assessment would be completed within two weeks of the comment.

Moody's further indicated that, based on additional analysis of the Company's residential mortgage backed securities portfolio, Moody's believes that the Company is somewhat likely to exhibit a capital shortfall.

Separately, on November 26, 2007, Standard & Poor's Ratings Services' Global Bond Insurance Group ("S&P") announced that it was preparing a comment on bond insurers' subprime exposure. S&P's last published comment on this topic, from August 2, 2007, included a stress scenario for the primary bond insurers that reflected an opinion that conservative theoretical deterioration of subprime residential mortgage backed securities and collateralized debt obligations with subprime collateral would not impair the bond insurers' capital adequacy. S&P indicated in its November 26, 2007 announcement that it was working to update the assumptions that would underlie a stress scenario for the primary bond insurers.

Neither Fitch, Moody's nor S&P has taken any rating actions with respect to MBIA. However, there is no assurance that one or more of the rating agencies will not conclude that MBIA will need to raise additional capital or take other measures to maintain its ratings from that agency. Requirements imposed by the rating agencies are outside the control of MBIA, and such requirements could require MBIA to raise additional capital or take other remedial actions in a relatively short timeframe.

The Company believes that maintaining a strong balance sheet and an adequate capital cushion is prudent. Therefore, the Company has been pursuing capital contingency plans, even in the absence of any immediate rating agency action.

On December 6, 2007, the Company issued a press release in response to the Moody's comment. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 8.01 as if fully set forth herein.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

99.1  Press Release issued by MBIA Inc. dated December 6, 2007.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MBIA INC.



                                          By: /s/Ram D. Wertheim
                                             --------------------------
                                             Ram D. Wertheim
                                             General Counsel

Date: December 6, 2007

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                             Dated December 6, 2007


Exhibit 99.1            Press Release issued by MBIA Inc. dated December 6, 2007